April 16, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration No. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a Trust which was originated by Deutsche Recreational Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Darius.Ilgunas@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

April 15, 2004
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 5.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 7.(c). Exhibits.

Exhibit
Number    Document Description

EX-1      Distribution Financial Services RV Trust 1999-3
          April 15, 2004 Payment Date Statement to Noteholders
          Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee



By:     /s/ Melissa Philibert
Name:   Melissa Philibert
Title:  Corporate Trust Officer
Date:   April 16, 2004

EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:            08-Apr-04
Determination Date:         12-Apr-04
Monthly Payment Date:       15-Apr-04
Collection Period Ending:   31-Mar-04

I.  COLLECTION ACCOUNT SUMMARY

Total Available Funds
   Principal and Interest Payments Received (including Prepayments)
4,359,891.55
   Net Liquidation Proceeds (including Rebates/Insurance Amounts)
319,895.62
   Current Monthly Interest Shortfall/Excess                                                                          -
37,845.92
   Recoup of Collection Expenses                                                                                         -
434.19
   Amount of Withdrawal, if any, from Reserve Account
0.00
   Purchase Amounts for Repurchased Receivables
0.00

   TOTAL AVAILABLE FUNDS
4,641,507.06

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
   Amount of Interest Payments Due During the Collection Period for Receivables                                     743,992.27
   Amount of Interest Payments Received During the Collection Period for Receivables                                781,838.19
   Amount of Current Month Simple Interest Excess/Shortfall                                                         -37,845.92

III. CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
  of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
2,808,982.68
Beginning Reserve Account Balance
2,420,980.24
Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)
169,278.43
Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)
0.00
Reserve Account Investment Earnings
1,534.33
Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance and over-collateralization amounts has been met)
0.00
Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)
2,420,980.24
Total Ending Reserve Balance
2,591,793.00

IV. COLLECTIONS ON RECEIVABLES

a) Interest and Principal Payments Received
   ----------------------------------------

      Interest Payments Received
781,838.19
      Scheduled Principal Payments Received
930,189.92
      Principal Prepayments Received
2,647,863.44
      Total Interest and Principal Payments Received
4,359,891.55

b) Liquidation Proceeds
   --------------------
      Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)
355,268.49
      minus  Reasonable Expenses
35,372.87
      Net Liquidation Proceeds
319,895.62
      Amount Allocable to Interest
0.00
      Amount Allocable to Principal
319,895.62

c) Purchase Amount - Loans Repurchased from Trust
   ----------------------------------------------
      Amount Allocable to Interest
0.00
      Amount Allocable to Principal
0.00

   TOTAL COLLECTED FUNDS
4,679,787.17

V. CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period
102,790,621.96
     multiplied by Servicer Fee Rate
0.50%
     divided by Months per Year
12
   SERVICING FEE AMOUNT
42,829.43

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)
708.33

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE
a)  Pool Balance
    ------------
     Initial Pool Balance
374,531,023.45
     Pool Balance as of Preceding Accounting Date
102,790,621.96
     Pool Balance as of the Current Accounting Date
98,911,621.08
     Age of Pool in Months
57

a.2 Aggregate Note Balance
    ----------------------
      Aggregate Note Balance as of Preceding Accounting Date
101,762,715.74
      Aggregate Note Balance as of Current Accounting Date
97,922,504.87

b.  Default and Delinquency Performance  (includes Repossessions and Bankruptcies)
------------------------------------------------------------------------------------------------
         Current Month      Number of Loans             Principal Balance            Percentage
        ---------------    -----------------            ------------------          ------------
    30-59 Days Delinquent          16                        349,283.92                  0.353%
    60-89 Days Delinquent          10                        266,005.59                  0.269%
    90-119 Days Delinquent          6                        396,727.37                  0.401%
    120+ Days Delinquent            0                              0.00                  0.000%
    Defaults for Current Period     6                        300,947.52                  0.304%
    Cumulative Defaults           442                     16,254,678.67                  4.340%
    Cumulative Recoveries                                  7,411,061.98                  1.979%

Current Period Realized Losses
    Current Month Realized Losses
300,947.52
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)
0.080%
    Preceding Realized Losses
101,064.60
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)
0.027%
    Second Preceding Realized Losses
835,605.16
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)
0.223%
    Cumulative Realized Losses
8,843,616.69
    Cumulative Realized Losses as Percentage of Initial Pool Balance
2.361%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
        Total Pool Factor
0.26409460
        Note Pool Factor
0.26145367

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates
42,829.43
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)
0.00

b) Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
    Class A-1
0.00
    Class A-2
0.00
    Class A-3
0.00
    Class A-4
0.00
    Class A-5
169,347.67
    Class A-6
314,456.13
    Class B
55,943.93
    Class C
49,440.60

   Noteholders' Monthly Principal Distributable Amount
   ---------------------------------------------------

                                                                          Noteholders' Monthly
                                                          Beginning       Principal Distributable         Ending
                                                          Balance                Amount                   Balance
                                                         -----------     -------------------------      -----------
           Class A-1                                            0.00                  0.00                       0.00
           Class A-2                                            0.00                  0.00                       0.00
           Class A-3                                            0.00                  0.00                       0.00
           Class A-4                                            0.00                  0.00                       0.00
           Class A-5                                   30,061,715.74          3,840,210.87              26,221,504.87
           Class A-6                                   54,847,000.00                  0.00              54,847,000.00
           Class B                                      9,363,000.00                  0.00               9,363,000.00
           Class C                                      7,491,000.00                  0.00               7,491,000.00

c) Recaptured Principal from Overcollateralization                                38,790.01
   Excess Spread Received                                                        130,488.42

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                       8.90%
   Weighted Average Remaining Maturity (WAM)                                                                             124

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                    4,641,507.06
Plus:     Trustee Fee                                                                                                 708.33

TOTAL WIRE TO CHASE                                                                                             4,642,215.39

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                                0.00